THE TOPIARY FUND FOR BENEFIT PLAN INVESTORS (BPI) LLC

                       Supplement dated April 14, 2005 to
                      Prospectus dated September 14, 2004


This supplement provides important information about The Topiary Fund for Benefit Plan Investors (BPI) LLC. It should be read in conjunction with the Prospectus.

The paragraph under the section entitled "MANAGEMENT OF THE FUND - Portfolio Manager" on page 32 of the Prospectus should be deleted and replaced with the following:

      The DB Absolute Return Strategies Fund of Funds team ("DB ARS-FOF") will be primarily responsible for the investment management of the Master Fund with respect to the Adviser. The DB ARS-FOF team is comprised of a group of dedicated analysts with responsibility for performing due diligence and analysis on Investment Fund investments and for the portfolio management of the Master Fund. A senior analyst will be responsible for the day-to-day investment management of the Master Fund and will be supported by a back-up analyst. Mr. Steven L. Bossi, who has been Deputy Head of the DB ARS-FOF team and a portfolio manager thereon, has been promoted to Global Head of Funds-of-Funds for DB Absolute Return Strategies and is primarily responsible for the management of the DB ARS-FOF team and the investment management and development of the Adviser's multi-manager hedge fund products. Mr. Bossi also manages a DB Absolute Return Strategies multi-strategy fund of funds and is lead analyst for several relative value and event driven strategies. Mr. Bossi joined the Adviser in 2001 after 9 years of experience as president and chief operating officer of AI International Corporation, an investment advisory firm, where he actively managed global investments in traditional and alternative investment strategies, including equity, fixed income, emerging markets, distressed securities, merger arbitrage, convertible arbitrage, and private equity securities. Prior to that, Mr. Bossi was a fixed income portfolio manager at Aetna Life & Casualty. Mr. Bossi received a B.S. from the University of Connecticut and an M.B.A. from the University of Chicago.

      Mr. Raymond C. Nolte, who has been Global Head of Funds-of-Funds for DB Absolute Return Strategies, has been promoted to Vice Chariman of DB Absolute Return Strategies. In addition to his new duties, he will remain actively involved in the DB ARS-FOF team and the investment management and development of the Adviser's multi-manager hedge fund products.







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